EXHIBIT 10.31

                                ADDENDUM II
                                     TO
                      SPRINT PCS MANAGEMENT AGREEMENT



MANAGER:    ALAMOSA PCS LLC

SERVICE AREA BTAS:

Flagstaff, AZ # 144                            Abilene, TX # 3
Phoenix, AZ # 347 (Navajo County, AZ)          Amarillo, TX # 13
Prescott, AZ # 362                             Eagle Pass, TX # 121
Grand Junction, CO # 168                       El Paso, TX # 128
Pueblo, CO # 366                               Laredo, TX # 242
Albuquerque, NM # 8                            Lubbock, TX # 264
Carlsbad, NM # 68                              Midland, TX # 296
Farmington, NM-Durango, CO # 139               Odessa, TX # 327
Gallup, NM # 162                               San Angelo, TX # 400
Las Cruces, NM # 244
Roswell, NM # 386
Santa Fe, NM # 407

EXPANSION SERVICE AREA BTAS:

Las Vegas, AZ # 245 (portion of Mohave County)
Colorado Springs, CO # 89 (portion of El Paso County)
Phoenix, AZ # 347 (portion of Maricopa and Pinal County)
Clovis, NM # 87
Sierra Vista-Douglas, AZ # 420
Hobbs, NM # 191
Tucson, AZ # 447 (portion of Pima County)
Big Spring, TX # 40
Yuma, AZ # 486
El Centro-Calexico, CA # 124
San Diego, CA # 402 (portion of San Diego County)


            This Addendum II (this "ADDENDUM"), dated as of February 3, 2000, and effective as of February 8, 2000, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of December 23, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of December 23, 1999 (the Management Agreement, as amended by Addendum I, being the "MANAGEMENT AGREEMENT"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

            Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

            The Management Agreement is modified as follows:

            1. USE OF LOAN PROCEEDS. Sprint PCS is entering into that certain Amended and Restated Consent and Agreement with Nortel Networks Inc. ("NORTEL") to amend and restate the Consent and Agreement with Nortel, dated June 10, 1999 (which Amended and Restated Consent and Agreement, as amended and modified from time to time, is referred to as the "CONSENT AND AGREEMENT") to enable Manager (which, by the effective date of this Addendum II, will have reorganized into a holding company structure, with Texas Telecommunications, L.P. being the operating subsidiary and "Manager") to continue to obtain loans indirectly from Nortel and its successors and assigns (collectively, the "LENDERS") through Manager's limited partner, Alamosa PCS, Inc. ("ALAMOSA PCS"). Manager agrees that it will not use the proceeds from any loan made by Nortel to Alamosa PCS to which the Consent and Agreement relates or from any other loan or extension of credit to which the Consent and Agreement relates (whether such loan proceeds are received by Manager pursuant to a loan or a capital contribution from its partners) for any purpose other than (a) to construct and operate the wireless service within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, or (b) as expressly permitted under Section 2.10 of the Amended and Restated Credit Agreement between Nortel, Alamosa PCS and certain other entities dated as of February 8, 2000 (the "CREDIT AGREEMENT"), as in effect as of the date of execution thereof (a copy of which is attached to this Addendum as Exhibit A) without giving effect to any subsequent amendment, modification or waiver of any term, condition, definition or other provision of the Credit Agreement or to any course of dealing between Nortel and Alamosa PCS that now exists or may hereafter be established allowing a use of loan proceeds not allowed in Section 2.10 of the Credit Agreement as in effect as of the date hereof.

            2. CONSENT AND AGREEMENT NOT ASSIGNABLE. Except as expressly required or permitted in the Consent and Agreement, Manager may not assign the Consent and Agreement.

            3. NOTICES. Manager agrees to promptly give Sprint PCS a copy of any notice Manager receives from the Administrative Agent or any Lender (as those terms are defined in the Consent and Agreement), and a copy of any notice Manager gives to the Administrative Agent or any Lender. Sprint PCS agrees to promptly give Manager a copy of any notice Sprint PCS receives from the Administrative Agent or any Lender, and a copy of any notice that Sprint PCS gives to the Administrative Agent or any Lender.

            4. REVISED FINANCING PLAN. Exhibit 1.7 attached to this Addendum supersedes and replaces in its entirety Exhibit 1.7 attached to the Management Agreement.

            5. NO DEFAULT UNDER CREDIT AGREEMENT OR MANAGEMENT AGREEMENT. Manager warrants and represents that as of the date hereof, no Default or Event of Default under the Credit Agreement has occurred, and no Event of Termination under the Management Agreement or event that if not cured, or if notice were to be provided, would constitute an Event of Termination under the Management Agreement, has occurred.

            6. NO KNOWN BREACH UNDER MANAGEMENT AGREEMENT. Sprint PCS warrants and represents that, to the knowledge of its officers, as of the date hereof, no Event of Termination under the Management Agreement or event that if not cured, or if notice were to be provided, would constitute an Event of Termination under the Management Agreement, has occurred that has not been waived.

            7. SHARING CONFIDENTIAL INFORMATION WITH LENDERS. Section 12.2(b)(vii) of the Management Agreement is amended by inserting the words "or has provided" between the words "is considering providing" and "financing."

            8. REAFFIRMATION OF SPRINT AGREEMENTS. Each of the undersigned reaffirms in their entirety, together with their respective rights and obligations thereunder, the Management Agreement, the Services Agreement and the License Agreements.

            9. COUNTERPARTS. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

      [The remainder of this page has been intentionally left blank.]


      IN WITNESS WHEREOF, the parties hereto have caused this Addendum II to be executed by their respective authorized officers as of the date and year first above written.

                                    SPRINT SPECTRUM L.P.


                                    By:  /s/ Bernard A. Bianchino
                                        -------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    WIRELESSCO, L.P.


                                    By: /s/ Bernard A. Bianchino
                                        ------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    SPRINTCOM, INC.


                                    By:  /s/ Bernard A. Bianchino
                                         ------------------------
                                          Bernard A. Bianchino
                                          Vice President


                                    COX COMMUNICATIONS PCS, L.P.


                                    By:  /s/ Bernard A. Bianchino
                                         ------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    COX PCS LICENSE, LLC


                                    By:  /s/ Bernard A. Bianchino
                                         ------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    SPRINT COMMUNICATIONS COMPANY, L.P.


                                    By:  /s/ Don A. Jensen
                                        ---------------------------
                                        Don A. Jensen
                                        Vice President - Law


                                    ALAMOSA PCS LLC


                                    By:  /s/  David Sharbutt
                                         --------------------------
                                         David Sharbutt
                                         Chairman of the Board of Managers